EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Annual Report of Toyota Motor Credit Corporation (the “Company”) on Form
10-K for the period ending March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris Ballinger, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By /s/ CHRIS BALLINGER

Chris Ballinger
Group Vice President and
Chief Financial Officer
June 15, 2009

______________
* A signed original of this written statement required by Section 906 has been provided to Toyota Motor Credit Corporation and will be retained by Toyota Motor Credit Corporation and furnished to the Securities and Exchange Commission or its staff upon request.